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CONTACT:
Stacey Jurchison
Director, Corporate Communications
PharmAthene, Inc.
Phone: 410-571-8925
Cell: 410-474-8200
JurchisonS@PharmAthene.com
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FOR IMMEDIATE RELEASE:

             PHARMATHENE AWARDED $213 MILLION DEPARTMENT OF DEFENSE
                CONTRACT FOR ADVANCED DEVELOPMENT OF PROTEXIA(R)

     First Recombinant BChE to Meet Department of Defense Selection Criteria

ANNAPOLIS, MARYLAND, SEPTEMBER 25, 2006 -- PharmAthene, Inc., a leading biodefense company specializing in the development and commercialization of medical countermeasures against chemical and biological terrorism, announced today that it has been awarded a multi-year contract valued at up to $213 million from the Department of Defense (DoD) U.S. Army Space and Missile
Command, for advanced development of the Company's broad spectrum chemical nerve agent prophylaxis, Protexia(R).

"We are extremely pleased to have been chosen by the Department of Defense as the recipient of this important biodefense contract," commented David P. Wright,
President and Chief Executive Officer of PharmAthene. "The Department of Defense
continues to be at the forefront of the development and procurement of novel therapeutic countermeasures to combat chemical and biological warfare and we are very excited to partner with them to carry out advanced development of
Protexia."

Under the contract, PharmAthene will be responsible for the conduct and oversight of all product development activities. The initial stage of development, for which $34.7 million has been allocated, includes manufacturing process development, preclinical safety and toxicity testing, submission of an
Investigational New Drug (IND) Application with the United States Food and Drug
Administration (FDA), and initiation of a Phase I clinical trial. Following the successful completion of the Phase I clinical trial, the government may exercise its option to fund additional development activities beyond the initial $34.7 million, leading to FDA licensure. The contract also provides the Department of
Defense with the option to procure an initial 90,000 doses of Protexia.

"Today's announcement highlights the intense commitment and strong technical capability PharmAthene has demonstrated in assembling and rapidly advancing a comprehensive portfolio of biodefense-focused therapeutics to meet the urgent biosecurity needs of our nation and allies,"

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said Mr. Wright. "Since our acquisition of Protexia last year, we have made rapid progress defining a viable manufacturing process for commercial scale production and demonstrated proof of concept showing protection with Protexia against highly lethal doses of nerve agent exposure. Our proven internal expertise in drug development, in combination with the funding provided under the DoD contract, will significantly enhance our ability to ensure that Protexia becomes an important part of the nation's military and civilian biodefense arsenal."

Mr. Wright continued, "Upon the completion of our proposed merger with SIGA
Technologies, Inc., we believe PharmAthene will have one of the broadest portfolios in biodefense with three best-in-class products targeting the highest priority threat assessments identified by the U.S. Government. In addition to
Protexia, our post-merger portfolio will include Valortim(TM), for the prevention and treatment of anthrax infection, and ST-246, a small molecule, orally-active antiviral therapeutic for the treatment of smallpox and other orthopox virus infections. We look forward to completing the merger with SIGA and making progress advancing each of these important products."

The Protexia contract was awarded through a full and open competitive solicitation seeking novel second generation prophylactic products for use in humans to prevent and treat poisoning from organophosphorus (OP) nerve agents such as sarin gas, soman, tabun and VX. Protexia is a form of recombinant human butyrylcholinesterase (rBChE), a potent organophosphorus (OP) scavenger protein, being developed for use as a prophylactic to protect U.S. military personnel and civilians from the toxic effects of chemical nerve agents.

"In collaboration with the United States Army Medical Research Institute of
Chemical Defense (USAMRICD) and DRDC Suffield we have amassed an impressive collection of data which supports the superior benefit of rBChE in the prevention and treatment of nerve agent toxicity," said Dr. Solomon Langermann,
Vice President and Chief Scientific Officer of PharmAthene. "Preclinical studies suggest that in contrast to currently available treatments, rBChE can provide protection against both the physiological and neurological toxicities associated with nerve agent poisoning. In addition, our proprietary manufacturing method enables substantially larger production yields than what is possible with human plasma-derived BChE, suggesting that when developed, Protexia (rBChE) can adequately fulfill the U.S. military and civilian stockpile requirements. It is these unique characteristics which make Protexia the superior choice for military and civilian chemical defense and we look forward to continuing our collaborative work with DoD."

This communication is being made in respect of the proposed merger transaction involving SIGA Technologies, Inc. and PharmAthene, Inc. In addition, SIGA has filed a preliminary proxy statement with the SEC in connection with the transaction and will mail the definitive proxy statement to SIGA shareholders of record at the record date for the special meeting of the shareholders to be held to provide approvals relating to the proposed transaction. The definitive proxy statement that SIGA plans to file with the SEC and mail to its shareholders will contain information about SIGA, PharmAthene, the proposed merger, and related matters. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY
WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT

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INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE
MERGER. In addition to receiving the proxy statement and proxy card by mail, shareholders will also be able to obtain the definitive proxy statement, as well as other filings containing information about SIGA, without charge, from the
SEC's website (http:/www.sec.gov) or, without charge, by contacting Thomas
Konatich at SIGA at (212) 672-9100. This announcement is neither a solicitation of proxy, an offer to purchase, nor a solicitation of an offer to sell shares of
SIGA. SIGA and its executive officers and directors may be deemed to be participants in the solicitation of proxies from SIGA's shareholders with respect to the matters relating to the proposed merger. PharmAthene may also be deemed a participant in such solicitation. Information regarding SIGA's executive officers and directors is available in SIGA's Annual Report on Form
10-K, for the year ended December 31, 2005. Information regarding any interest that PharmAthene or any of the executive officers or directors of PharmAthene may have in the transaction with SIGA will be set forth in the definitive proxy statement that SIGA intends to file with the SEC in connection with the matters to be approved in connection with the proposed merger. Shareholders of SIGA can obtain this information by reading the definitive proxy statement when it becomes available.

ABOUT PROTEXIA(R): RECOMBINANT HUMAN BUTYRYLCHOLINESTERASE (RBCHE)

Protexia is a form of recombinant human butyrylcholinesterase (rBChE), a potent organophosphorus (OP) scavenger protein produced in the milk of transgenic goats, which is being developed for use as a prophylactic against acute organophosphorus (OP) nerve agent toxicity.

ABOUT CHEMICAL WEAPONS

Organophosphorus nerve agents, or anti-cholinesterase agents, were discovered in the 1930s following intensive research into new insecticides. Their discovery represents the beginning of modern chemical warfare. These agents cause toxicity by binding to and inhibiting acetylcholinesterase, an enzyme in the body that is essential for nervous system function, leading to increases in acetylcholine and
"cholinergic crisis" that can cause loss of muscle control, respiratory failure, paralysis, convulsions, permanent brain damage and eventually death.

These so-called nerve gases, which are actually all liquids at room temperature, are lethal far more quickly and in far lower concentrations than other classical chemical warfare agents such as vesicants, choking agents and blood agents, and are effective both when inhaled and when absorbed through the skin. Nerve agents can be classified as either G-agents (sarin, soman, tabun) or V-agents (VX), both of which are exceedingly toxic.

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ABOUT PHARMATHENE, INC.

PharmAthene, a privately-held biotechnology company, is dedicated to the rapid development of important and novel biotherapeutics to address biological pathogens and chemicals that may be used as weapons of bioterror. PharmAthene's lead programs include Valortim(TM), a treatment for anthrax, which is being co-developed with Medarex, Inc. (NASDAQ: MEDX), and Protexia(R), a treatment for nerve agent exposure. On June 8, 2006, PharmAthene and SIGA Technologies
(NASDAQ: SIGA) entered into an Agreement and Plan of Merger pursuant to which
SIGA and PharmAthene Inc. have agreed to combine their businesses through a merger. PharmAthene is located in the Chesapeake Innovation Center in Annapolis,
MD, America's first business accelerator for the homeland and national security sectors. PharmAthene has been successful in obtaining U.S. Government and
Venture Capital funding to finance the development of its portfolio products.
For more information on PharmAthene, please visit www.PharmAthene.com.

FORWARD LOOKING STATEMENT DISCLOSURE

This press release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the efficacy of potential products, the ability of SIGA or PharmAthene to complete the development of any products, the ability of SIGA or PharmAthene to complete the development of manufacturing processes for any potential products, the timelines for bringing such products to market and the availability of funding sources for continued development of such products. Forward-looking statements are based on management's estimates, assumptions and projections, and are subject to uncertainties, many of which are beyond the control of SIGA and PharmAthene. Actual results may differ materially from those anticipated in any forward-looking statement. Factors that may cause such differences include the risks that (a) shareholders of one or both companies may not approve the merger, (b) the NASDAQ market may not accept the shares of the merged company for continued listing, (c) potential products that appear promising to SIGA and or PharmAthene or any of their collaborators cannot be shown to be efficacious or safe in subsequent preclinical or clinical trials, or may not be able to be manufactured in a commercially reasonable manner, (d)
SIGA, PharmAthene or their collaborators will not obtain appropriate or necessary governmental approvals to market these or other potential products,
(e) SIGA or PharmAthene may not be able to obtain anticipated funding for their development projects or other needed funding, (f) SIGA or PharmAthene may not be able to secure funding from anticipated government contracts and grants, and (g)
SIGA or PharmAthene may not be able to secure or enforce adequate legal protection, including patent protection, for their products.

More detailed information about SIGA and risk factors that may affect the realization of forward-looking statements, including the forward-looking statements in this press release is set forth in SIGA's filings with the
Securities and Exchange Commission, including the Preliminary Proxy Statement,
SIGA's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in other documents that SIGA has filed with the Commission. SIGA urges investors and security holders to read those documents free of charge at the
Commission's Web site at http://www.sec.gov. Interested parties may also obtain those documents free of

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charge from SIGA. Forward-looking statements speak only as to the date they are made, and except for any obligation under the U.S. federal securities laws, SIGA undertakes no obligation to publicly update any forward-looking statement as a result of new information, future events or otherwise.

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